Exhibit 99.1

Exhibit 99.1

Blue Capital Reinsurance Holdings Ltd. (NYSE: BCRH)

Investor Update Q4 2015

Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark

Safe Harbor Statement

Some of the statements in this presentation may include, and Blue Capital Reinsurance Holdings Ltd. (the “Company”) and the Company’s manager, Blue Capital Management Ltd. (“Blue Capital”) may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements that include the words “should,” “would,” “expect,” “estimates”, “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions, decreased demand for property and casualty reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, uncertainties in our reserving process, changes to our tax status, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, potential treatment of us as an investment company or a passive foreign investment company for purposes of U.S. securities laws or U.S. federal taxation, respectively, our dependence as a holding company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent report on Form 10-K and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Regulation G Disclaimer

In this presentation, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Overview

The Company—Blue Capital Reinsurance Holdings Ltd. (“BCRH”) (NYSE:BCRH)

A specialist reinsurance holding company

Listed on the New York Stock Exchange in November 2013 with $200.6 million of capital as of 12/31/2015

Provides investors with direct access to reinsurance industry risk premiums with no underlying investment portfolio risk

Endurance Specialty Holdings Ltd. (“Endurance”) (NYSE:ENH) owns 33% of outstanding common shares

BCRH’s Strategy – Collateralized Reinsurance

Target minimum dividends and/or share repurchases of 90% of distributable income (achieved in first two full years of operation)

Focus on collateralized reinsurance contracts offering attractive risk adjusted returns

Exposure is well diversified across global geographies, products and insurers

Exclusive focus on catastrophe exposures

Target return on common equity equal to 800 basis points over the three-month U.S. Treasury yield per annum1

The Manager—Blue Capital Management Ltd. (“Blue Capital”)

An alternative investment manager focused exclusively on the insurance-linked (“ILS”) asset class

Run by a market leading team of professionals with a deep bench of experience in both reinsurance and capital markets

Manages approximately $670 million in assets across a range of ILS strategies

Blue Capital is wholly owned by Endurance a leading global specialty provider of property and casualty insurance and reinsurance

1The target long-term net return referenced above is a forward-looking statement that involves risks and uncertainties. Accordingly, there are or may be important factors that could cause actual returns to differ materially from the target long-term net return. Realization of the target long-term net return is dependent upon, (i) the portfolio of risks that BCRH constructs, (ii) the pricing BCRH is able to attain for the risks underwritten, (iii) BCRH’s investment return, (iv) the efficacy of the proprietary catastrophe modeling tools utilized by BCRH in estimating claims activity, (v) the claims activity BCRH actually experiences and (vi) BCRH’s ongoing corporate expenses. For a listing of risks related to BCRH and its future performance, please see “Risk Factors” in BCRH’s most recent Annual Report on Form 10-K.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Why Invest in Blue Capital Reinsurance Holdings?

Investing in Catastrophe Risk provides returns which are directionally uncorrelated to financial markets…

2015 Growth In Book Value = 11.4%

90% min. +1,650

Earnings Underlying

Distribution1 Positions2

Attractive Diversified portfolio

annual yield construction approach

1. BCRH intends to distribute a minimum of 90% of its annual distributable income to shareholders and intends to make such distributions through regular quarterly dividend payments for each of the first three quarters of each year, followed by a fourth “special” dividend or common share repurchase program after the end of the year. 2. Investors who invest in a single share of BCRH enjoy the benefit of investing in a share that is diversified by underlying investments of greater than 1650 positions in catastrophe related insurance contracts, as at January 1, 2016.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Catastrophe Reinsurance: Largely Uncorrelated Returns

BLUE CAPITAL Management Ltd.

Largely uncorrelated to other asset classes

Attractive returns with manageable and diversifiable volatility

Increasing institutional acceptance



Global Index Returns (December 2005 – January 2016) (1)
Strong performance during the financial crisis
250.0
230.0
210.0
190.0
170.0
150.0
130.0
110.0
90.0
70.0
50.0
Dec 05
Jan 07
Jan 08
Jan 09
Jan 10
Jan 11
Jan 12
Jan 13
Jan 14
Jan 15
Jan 16
Property Catastrophe
Insurance-linked Securities
US Corporate High Yield
US Equities
MSCI EAFE
Hedge Funds
US Aggregate
3 Month T-Bills
Muni Bonds
US MBS
US ABS
US CMBS

Largely Uncorrelated Returns vs. Other Financial Assets

(1) Property Catastrophe: Swiss Re Cat Bond Total Return Index; Insurance-linked Securities: Eureka ILS Advisors Index; US Corporate High Yield: Barclays U.S. Corporate High Yield Total Return Index; US Equities: S&P 500; MSCI EAFE: a free-float weighted equity index covering developing markets in Europe, Australasia and Far East regions; US Aggregate: Barclays U.S. Aggregate Total Return Index

Source: Bloomberg

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

5

Catastrophe Reinsurance: Attractive Risk / Return

Largely

uncorrelated

to other asset

classes

Attractive

returns

with

manageable

and

diversifiable

volatility

Increasing

institutional

acceptance

Global Index Returns vs. Volatility (December 2005 – January 2016) (1)

10.00%

Property Catastrophe Bonds

9.00%

8.00%

US Corporate High Yield US Equities

7.00%	Insurance-linked Securities

iod

r

Pe 6.00%

r

e

ov

n s 5.00% US CMBS

tur US Aggregate

e

R

al 4.00%

u US MBS

n Muni Bonds

An

3.00%	US ABS
2.00%	Hedge Funds
1.00%	3 Month T-Bills

0.00%

0.00%	2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00%

Annual Return Standard Deviation

Attractive Risk/Return Characteristics

(1) Property Catastrophe: Swiss Re Cat Bond Total Return Index; Insurance-linked Securities: Eureka ILS Advisors Index; US Corporate High Yield: Barclays U.S. Corporate High Yield Total Return Index; US Equities: S&P 500; MSCI EAFE: a free-float weighted equity index covering developing markets in Europe, Australasia and Far East regions; US Aggregate: Barclays U.S. Aggregate Total Return Index Source: Bloomberg

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

6

Confidential. Not for further distribution.

Insurance Risk Transfer

Risk Distribution Chain

Insurance

Households Reinsurers Retrocessionaires

Companies

Low Traditional Traditional

Medium

High

Excess Collateralized

Households buy insurance Insurance Companies purchase Reinsurers opportunistically from Insurance Companies Catastrophe Reinsurance to protect hedge against the risk of against infrequent large losses infrequent large losses

Reinsurance Products

Traditional Collateralized Industry Loss Catastrophe Retrocession

Reinsurance Reinsurance Warranties (ILWs) Bonds

Liquidity

BCRH can and will invest in these products opportunistically,

BCRH focus but they are not the key focus

Transparency of the original risk

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

What Differentiates BCRH from a Traditional Reinsurer?

Blue Capital Traditional

Reinsurance Holdings Ltd. Reinsurer

Business Focus Collateralized property catastrophe reinsurance Diversified portfolio of short-tail reinsurance and other specialty insurance and reinsurance lines

Security Offered

Clients Cash collateral, no leverage “Promise to Pay” backed by financial strength ratings

Capital

Target minimum dividends and/or share repurchases of

Management Low single-digit dividend yield

Policy 90% of distributable income

Multitude of different risks including catastrophe risks,

Risk Profile Primarily natural catastrophe risks, predefined single event other frequency and severity insurance risks, interest rate,

exposures credit risk, equity risk, long-tail reserve risk, capital management, etc.

Investment Portfolio of fixed income and equity investments with

Cash and cash equivalents, no investment risk or volatility

Profile interest rate, credit and market risk

BCRH is a “pure play” catastrophe reinsurance alternative investment, which has paid out 90% of its distributable income for 2014 and 2015

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Execution of a Successful Strategy

Preferred access to catastrophe market opportunities

Returns are generated from the construction of a portfolio of investments in catastrophic reinsurance contracts

Low underlying asset risk

Invested collateral is held in Bank of New York Mellon trusts account in cash or 3 Month T-Bills

Disciplined approach to portfolio execution by seasoned team equipped with analytics and optimized pricing metrics

Risk management provided by our proprietary pricing and portfolio management system

Endurance ownership of the Manager

Allows broad access through a global network of operations headquartered in Bermuda and leverages Endurance’s staffing and global catastrophe book of business

Blue Capital is well placed to manage the cycle with strong brand recognition, a successful multiyear track record and its strategic relationship with Endurance

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Broad Access to Growing Market

Blue Capital has unique direct access to the traditional catastrophe reinsurance market through its reinsurance team and its direct relationship with Endurance:

Access to broader $350 billion global property catastrophe market

Provides BCRH investor access to > 90% of the market of catastrophe risk opportunities; not all of these opportunities are accessible by standalone reinsurance fund managers

Collateralized reinsurance capability provides additional access to growing segment in the global catastrophe reinsurance market

Growing demand for alternative capital

.

BCRH accesses entire market with strategic

focus on the largest segment

Traditional

Alternative

Catastrophe

Market

Reinsurance

20%

Market

80%

BCRH actively invests in a diversified range of traditional reinsurance and ILS products

Source Guy Carpenter as at January 1, 2016.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Financial Highlights

Financial Results 2014 2015

Production:

Gross Premiums Written (in millions) $45.0 $38.6

Net Premiums Earned (in millions) $43.9 $38.3

Underwriting Results:

Loss Ratio 39.0% 6.9%

Expense Ratio 28.2% 38.4%

Combined Ratio 67.2% 45.3%

Per Share Data:

Earnings per Share $1.72 $2.36

Regular Dividends Declared $0.90 $0.90

Special Dividends Declared $0.66 $1.24

Total Dividends Declared $1.56 $2.14

Earnings Payout Ratio 90.4% 90.4%

Fully Converted Book Value Per $20.62 $21.41

Share

Growth in Book Value Per Share, 8.7% 11.4%

Including Dividends Paid

BCRH has generated very strong results in its first two full years of operations

11.4% Growth in Book Value Per Share inclusive of dividends paid in 2015

Benign catastrophe losses have contributed to strong earnings and book value growth

Returned 90.4% of distributable income through regular and special dividends

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Geographic Distribution of Premiums

BLUE CAPITAL Management Ltd.

$ in millions	Year Ended December 31, 2014		Year Ended December 31, 2015	
Worldwide [1]	$30.5	67.8%	$24.1	62.4%
USA:				
Nationwide	$4.7	10.5%	$5.6	14.5%
Florida	$3.7	8.2%	$2.4	6.2%
Gulf Region	$1.5	3.3%	$1.7	4.4%
California	$1.2	2.7%	$0.7	1.8%
Mid-Atlantic Region	$1.0	2.2%	$0.4	1.0%
Midwest Region and other	$1.0	2.2%	$0.6	1.6%
Worldwide, excluding U.S.[2]	$1.4	3.1%	$3.1	8.1%
	$45.0	100.0%	$38.6	100.0%

[1] "Worldwide" comprises reinsurance contracts that cover risk in more than one geographic area and do not specifically exclude the U.S.

[2] "Worldwide, excluding U.S." comprises reinsurance contracts that cover risks in more than one geographic area but specifically exclude the U.S.

- BCRH maintains a balanced portfolio of global risks
  - Retain flexibility to write business in regions with highest risk/return potential
- Successfully bound $37.6 million of annual premiums at January 31, 2016 renewals
- Inforce portfolio as of January 31, 2016 consisted of 21% first event coverages, 49% quota shares and remaining balance support second and subsequent events

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

12

Risk Management: Single Event Loss Exposure

Net Impact From Single Event Losses(1) at Specified Return Periods

Net Impact% of December 31, 2015

Return Period (2)

(millions) Shareholders’ Equity

U.S.—Florida hurricane $ 61 1 in 100 year 33%

Japan – Earthquake $ 32 1 in 250 year 17%

California—Earthquake $ 29 1 in 250 year 15%

All other zones less than 15%

(1) Our single event loss estimates represent snapshots as of January 1, 2016. The composition of our in-force portfolio may change materially at any time due to the acceptance of new policies, losses incurred, the expiration of existing policies and changes in our ceded reinsurance and derivative protections.

(2) A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”), meaning there is a 1.0% chance in any given year that this level will be exceeded. A “250-year” return period can also be referred to as the 0.4% OEP, meaning there is a 0.4% chance in any given year that this level will be exceeded.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Conclusion

Exposure to catastrophe reinsurance, directionally uncorrelated to financial markets

Attractive return profile with negligible risk from financial assets

Leverages Endurance, a market recognized leading global specialty insurer and reinsurer

Provides access to greater than 90% of market of catastrophe risk opportunities Differentiated reinsurance risk selection & portfolio construction approach Close alignment of interest between Endurance, BCRH and shareholders

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Appendix

Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark

Endurance Provides a Strong Support Base for BCRH

Strong Balance Sheet and Capital

“A” ratings from A.M. Best and

S&P

$5.6	billion of total capital and

shareholders’ equity available to

the Company of $4.9 billion as of

December 31, 2015.

Conservative, short-duration,

AA- rated investment portfolio

Prudent reserves that have

historically developed favorably

since our inception

Diversified and efficient capital

structure

Since inception, returned nearly

$2.2	billion to investors through

dividends and share repurchases

Diversified Portfolio of

Businesses

Gross premiums written of $3.3

billion for full year 2015

Strong organic growth

enhanced by Montpelier

Re Holdings Ltd.

(“Montpelier”) acquisition

Balanced portfolio of insurance

and reinsurance diversified by

product/geography in both short

and long tail lines

Proven leader in the U.S.

agriculture insurance industry

Focus on specialty lines of

business, with market

recognized, industry-leading

talent

Strategic Initiatives

Substantially expanded global

underwriting and leadership talent

Optimized balance of insurance

and reinsurance portfolios to lower

volatility and improve profitability

Increased strategic purchases of

reinsurance and retrocession to

support growth and manage cycle

Streamlined support operations to

generate significant savings to

fund underwriting additions

2015 financial results reflect

preliminary impact of

transformation initiatives

Strong and seasoned franchise

Inception to date operating ROE of 10.8%

10 year book value per share plus dividends CAGR of 12.8%

Continuous improvement in performance and market positioning

Financial results beginning to benefit from our transformation efforts

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Support Provided By Endurance Through Service Agreements and Direct Investment

Endurance Holders of

Specialty Common

Holdings Stock

Ltd.

4.7%

Owned 66.7%

Owned

Blue Capital

Reinsurance

28.6% Holdings

Endurance Owned Ltd.

Specialty

Insurance

Ltd. Wholly

Owned

Service

Agreements

Blue Capital Blue Capital

Management Ltd. Re Ltd.

(the “Manager”)

Wholly

Owned

Blue Capital

Re ILS Ltd.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

CONTACT:

Adam Szakmary President and CEO

+1-441-278-0485

Adam. Szakmary@bluecapital.bm

BLUE CAPITAL MANAGEMENT LTD.

Waterloo House, 100 Pitts Bay Road

PO Box HM2079,

Hamilton, Bermuda, HM HX